UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2026

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1140 Reservoir Avenue
Cranston, Rhode Island 02920-6320
(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Update to “Suitability Standards”

This Current Report on Form 8-K is being filed to update the prospectus (the “Prospectus”) included in the Registration Statement on Form S-3D (File No. 333-257360) of Procaccianti Hotel REIT, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”).  Effective following the close of business on February 2, 2026, the suitability standards for Class K, Class K-I and Class K-T stockholders participating in our distribution reinvestment plan listed in the section captioned, “Suitability Standards” on page 1 of the Prospectus are hereby updated to delete and replace the Alabama suitability standard with the following standard:

Alabama. An Alabama investor must have either (i) a minimum net worth of at least $350,000 (excluding the value of an investor’s home, furnishings and automobiles), or (ii) a minimum net worth of at least $100,000 (excluding the value of an investor’s home, furnishings and automobiles) and a minimum annual gross income of at least $100,000. In addition, an Alabama investor’s aggregate investment in us and other non-traded direct participation programs shall not exceed 10% of such Alabama investor’s liquid net worth at the time of investment. For these purposes, “liquid net worth” is the portion of an individual’s net worth consisting of cash, cash equivalents, and readily marketable securities. This 10% concentration limit will not apply to investments made by an Alabama investor as a result of participation in a distribution reinvestment program, nor will it apply to any Alabama investor that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

For purposes of the “Suitability Standards” section of the Prospectus, investments in other “non-traded direct participation programs” include investments in other REITs, business development companies, oil and gas programs, equipment leasing programs, and commodity pools, but exclude investments in securities (x) listed on a securities exchange, (y) sold pursuant to a private offering that is exempt from federal and state registration requirements, and (z) issued by any investment company registered pursuant to the Investment Company Act of 1940, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Dated: January 30, 2026	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer